                                                        OPPENHEIMER EUROPE FUND
                                                 Supplement dated July 1, 2003 to the
                                                   Prospectus dated October 23, 2002

The Prospectus supplement dated April 22, 2003 is deleted and replaced with the following:

1.       The paragraph titled "Portfolio Manager" on page 12 of the prospectus is deleted in its entirety and replaced with the following:

     Portfolio Manager. Effective April 1, 2003, Dominic Freud is the Portfolio Manager of Oppenheimer Europe Fund. Mr. Freud was
     previously responsible for European investments at SLS Capital in New York from January 2002 to February 2003; and prior thereto was head of the European equities desk and managing director at SG Cowen from May 1994 to January 2002.

2.       The following paragraphs are added to the end of the section captioned "How the Fund is Managed" on Page 12:

     At a recent meeting,  the Board of Trustees of the Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer  Global Fund ("Global Fund").  The Board unanimously  approved an agreement and plan of reorganization to be entered into between these funds (the  "reorganization  plan") and the transactions  contemplated  thereby
     (the  "reorganization").  The Board further determined that the reorganization  should be submitted to the Fund's shareholders for approval,  and recommended that shareholders  approve the reorganization.  Shareholders of record as of a date to be determined by the Board will be entitled to vote on the reorganization and will receive the proxy statement  describing the reorganization.  The anticipated  date for the shareholder  meeting is on or about October 10, 2003,  with the  reorganization  to be effected  shortly thereafter.

3.       Subject to  approval  by the Fund's  shareholders,  concurrently  with the  reorganization  of  Oppenheimer  Europe  Fund into
     Oppenheimer Global Fund, Oppenheimer Europe Fund will no longer exist.

July 1, 2003                                                                    PS0261.017